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2011 global real estate conference

Certain information contained in this presentation includes forward-looking statements. Forward-looking statements include statements regarding our expectations, beliefs, intentions, plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements that are not statements of historical facts. These statements may be identified, without limitation, by the use of “expects,” “believes,” “intends,” “should” or comparable terms or the negative thereof. Forward-looking statements in this presentation also include all statements regarding expected financial position, results of operations, cash flows, liquidity, financing plans, business strategy, the expected amounts and timing of dividends, projected expenses and capital expenditures, competitive position, growth opportunities, potential acquisitions and plans and objectives of management for future operations. These statements are made as of the date hereof and are subject to known and unknown risks, uncertainties, assumptions and other factors—many of which are out of the Company’s control and difficult to forecast—that could cause actual results to differ materially from those set forth in or implied by our forward-looking statements. These risks and uncertainties include but are not limited to: our dependence on Sun Healthcare Group, Inc. (“Sun”) until we are able to further diversify our portfolio; our ability to qualify and maintain our status as a real estate investment trust (“REIT”); changes in general economic conditions and volatility in financial and credit markets; our ability to pursue and complete acquisitions and the costs and management attention required to do so; the significant amount of our indebtedness; covenants in our debt agreements that may restrict our ability to make acquisitions, incur additional indebtedness and refinance indebtedness on favorable terms; increases in market interest rates; the impact of health care reform legislation on our business; the impact of reductions in CMS reimbursement on the business of our tenants; competitive conditions in our industry; and other factors discussed from time to time in our news releases, public statements and/or filings with the Securities and Exchange Commission (the “SEC”), especially the “Risk Factors” sections of our Annual and Quarterly Reports on Forms 10-K and 10-Q. The Company assumes no, and hereby disclaims any, obligation to update any of the foregoing or any other forward-looking statements as a result of new information or new or future developments, except as otherwise required by law. Forward-looking information is provided by us pursuant to the safe harbor established under the Private Securities Litigation Reform Act of 1995 and should be evaluated in the context of these factors.
TENANT INFORMATION

This presentation includes information regarding Sun. Sun is subject to the reporting requirements of the SEC and is required to file with the SEC annual reports containing audited financial information and quarterly reports containing unaudited financial information. Sun’s filings with the SEC can be found at www.sec.gov. This presentation also includes information regarding the tenants of each of (i) Texas Regional Medical Center at Sunnyvale (“TRMC”), (ii) Oak Brook Health Care Center (“Oak Brook”), and (iii) the Cadia Portfolio. The information related to these tenants that is provided in this presentation has been provided by the tenants or, in the case of Sun, derived from Sun’s public filings or provided by Sun. We have not independently verified this information. We have no reason to believe that such information is inaccurate in any material respect. We are providing this data for informational purposes only.

This presentation includes the following financial measures defined as non-GAAP financial measures by the SEC: EBITDARM, EBITDAR, EBITDA, Adjusted EBITDA, funds from operations (“FFO”), adjusted FFO (“AFFO”) and normalized AFFO. These measures may be different than non-GAAP financial measures used by other companies and the presentation of these measures is not intended to be considered in isolation or as a substitute for financial information prepared and presented in accordance with U.S. generally accepted accounting principles.

EBITDARM is defined as net income before interest expense, income tax expense and depreciation, amortization, rent and management fees. EBITDAR is defined as net income before interest expense, income tax expense and depreciation, amortization and rent. EBITDA is defined as net income before interest expense, income tax expense and depreciation and amortization. Adjusted EBITDA is defined as EBITDA adjusted to exclude stock-based compensation expense and acquisition pursuit costs. FFO is calculated in accordance with The National Association of Real Estate Investment Trusts’ (“NAREIT”) definition of “funds from operations,” and is defined as net income, computed in accordance with GAAP, excluding gains or losses from real estate dispositions, plus real estate depreciation and amortization. AFFO is defined as FFO excluding non-cash revenues (including straight-line rental income adjustments and amortization of acquired above/below market lease intangibles), non-cash expenses (including stock-based compensation expense and amortization of deferred financing costs), and acquisition pursuit costs. Normalized AFFO represents AFFO adjusted for one-time start up costs.

Reconciliations of these non-GAAP financial measures to the GAAP financial measures we consider most comparable are included under “Actual and Pro Forma Reconciliations” in this presentation.

    Company Update & Investment Highlights

Formed by Opco / Propco split of Sun Healthcare Group
Independently traded as of November 2010 (NASDAQ: SBRA)
Structured as an UPREIT
B/B2 rating (S&P / Moody’s)
93 health care investments(1)
72 skilled nursing facilities
86 leased to Sun
Presence in 22 states
$424.0 mm equity market cap(1)
$805.4 mm total enterprise value(2)
$176.8mm of capital invested(3)
$100.0mm revolver with accordion feature
Management team with over 50 years total operational experience
Rick Matros, Chairman & CEO
Harold Andrews, CFO
Talya Nevo-Hacohen, CIO

(1) As of September 1, 2011.
(2) Based on June 30, 2011 Net Debt which consists of $3.5 million Cash and $384.9 million debt, and closing share price of $11.50 as of September 1, 2011.
(3) As of September 1, 2011 and since separation from Sun.

Few capital providers serving the smaller operators
Over 90% of senior housing facilities are owned in portfolios of less than 10 properties (1)

Larger health care REITs have made transformational deals and grown significantly

Limited debt sources for Sabra deal size candidates

Experience provides ability to navigate uncertainty surrounding government reimbursement (Medicare and Medicaid)

Opportunities for quality, accretive acquisitions

Opportunity to be capital provider of choice
Be the capital provider of choice to local and
regional operators of health care facilities
(1) Source: NIC MAP Q2 2011 Ownership Summary for MAP 100 as of Q2 2011. Statistic includes assisted living, independent living and nursing care facilities

Sale/ leaseback transactions
Focus on deals < $100 mm
Triple net lease structure
Broad spectrum of properties: senior housing, skilled nursing facilities and hospitals

Diversification from original tenant
Exposure to diverse property types within healthcare sector
Increased AFFO
Lower cost of capital
Sabra capitalizes on opportunity

Acquisitions yield Diversification
Strong acquisition activity since inception with $176.8 million of capital invested to date
4 new operator relationships
7 new assets in 3 new states (5 SNFs, 1 Hospital and 1 Debt Investment)
Steady pipeline across spectrum of health care real estate

Sabra formed
with 86 properties in 19 states
Sabra closes acquisition of Hillside Terrace Note for $5.3mm
Sabra announces agreement to acquire TRMC for $62.7mm
(Closed May 3, 2011)
Sabra announces agreement to acquire Oak Brook for $11.3mm
(Closed June 30, 2011)
Sabra announces agreement to acquire Cadia Portfolio for $97.5mm
(Closed August 1, 2011)
93 investments
in 22 states
$500mm pipeline
(As of August 31, 2011)

$97.5 million acquisition of 4 skilled nursing facilities in a sale leaseback transaction
Year 1 cash rent of $8.5 million, 8.75% initial cash yield
1.71x Facility EBITDAR coverage (1)
15-year triple-net lease with two five-year renewal options
3.0% contractual annual rent escalators resulting in $10.6 million of annual GAAP lease revenues
Closed August 1, 2011

Range in age from two to 15 years and combined total of 500 beds
Skilled mix of 46.5% (2)
Occupancy of 90.6% (3)
Facility EBITDARM margin of 28.6% (1)
Sun exposure reduced, on a pro forma basis, to 79% of total annual revenues
New tenant relationship with skilled management team
Opportunity for funding growth
Further geographic diversification
Transaction Summary

High-Quality Assets
Investment Highlights: Cadia Portfolio
Strategic Result
(1) Facility EBITDAR and EBITDARM margin are for the three months ended June 30, 2011 (all calculated one month in arrears) and has been provided to Sabra by its tenants.
(2) Skilled mix is for the trailing three months as of June 30, 2011 (calculated one month in arrears) and is defined as the total Medicare and non-Medicaid managed care patient revenues divided by the total skilled nursing revenues of the Cadia Portfolio for any given period.
(3) For the quarter ended June 30, 2011.

INVESTMENT HIGHLIGHTS

(as of June 30, 2011)



*
**

Texas Regional Medical Center at Sunnyvale

(Closed May 3, 2011)

- Purchase Price: $62.7mm
- Investment Type: Equity
- Property Type: Acute Care Hospital
- Available Beds: 70
- Facility Age: 2 years
- Facility EBITDAR(1): $17.66mm
- Facility EBITDARM(1): $18.26mm
- Facility EBITDARM Margin(1): 24.0%
- Facility EBITDAR Coverage(1): 3.04x
- Facility EBITDARM Coverage(1): 3.15x
- Annualized GAAP Rental Income: $6.6mm
- Initial Cash Yield: 9.25%

Hillside Terrace Mortgage Note

(Closed March 25, 2011)

- Purchase Price: $5.3mm
- Investment Type: Debt
- Property Type: AL, IL and Memory Care
- Facility Age (based on renovation): 2 years
- Occupancy(1): 82.5%
- Annualized GAAP Interest Income: $0.7mm
- Initial Cash Yield (based on interest income): 12.17%

Oak Brook Health Care Facility

(Closed June 30, 2011)

- Purchase Price: $11.3mm
- Investment Type: Equity
- Property Type: SNF
- Available Beds: 120
- Facility Age: 24 years
- Facility EBITDAR(1): $1.52mm
- Facility EBITDARM(1): $1.79mm
- Facility EBITDARM Margin(1): 29.0%
- Facility EBITDAR Coverage(1): 1.42x
- Facility EBITDARM Coverage (1): 1.66x
- Annualized GAAP Rental Income: $1.3mm
- Occupancy(1): 97.2%
- Initial Cash Yield: 9.50%

(1) Facility EBITDAR, EBITDARM, EBITDARM margin and related coverage are for the 12 months ended June 30, 2011 and occupancy is for the three months ended June 30, 2011 (all calculated one month in arrears). Each has been prepared based on information provided to Sabra by the applicable tenant.

SABRA HEALTH CARE REIT, INC.

10

IMPACT OF ACQUISITIONS
(as of June 30, 2011)
Acquisitions are changing the revenue makeup of our portfolio
Sabra’s Annual Revenue By Asset Class
$176.8 million of invested capital leads to:
Annualized normalized AFFO increase from $37.5 million to $52.9 million (41% increase)
Invested capital from inception grew 31.0%

(1) Pro Forma assumes Cadia Portfolio acquisition occurred on January 1, 2011
(2) Skilled nursing and health care facilities include skilled nursing, multi-license designation and mental health facilities.
(3) Senior housing facilities include independent living, assisted living and CCRC facilities.
(4) Interest income includes impact of Hillside Terrace Note.

IMPACT OF ACQUISITIONS
(as of June 30, 2011)
Acquisitions are changing the Acquisitions are changing the revenue makeup of our portfolio revenue makeup of our portfolio
Sabra’s Annual Revenue By Tenant

Pro Forma assumes Cadia Portfolio acquisition occurred on January 1, 2011.

SNF Medicare Reimbursement Update
July 29, 2011: CMS releases final rule of a 11.1% cut for FY 2012 SNF Medicare rates
EBITDARM Coverage (x)
EBITDAR Coverage (x)
Sabra’s Portfolio
(as of June 30, 2011) TRMC Oak Brook Cadia Portfolio
1.74x 1.69x 2.48x 1.42x 1.73x 1.27x 1.18x 2.41x 1.18x 1.34x
Sabra Impact Considering Sun Consolidated Coverage After Mitigation (3)
Sun Consolidated(4)
(1) Represents trailing three months ended June 30, 2011 (calculated one months in arrears) after applying 11.1% cut to reported Medicare revenues. Coverages do not reflect any changes in case mix or cost mitigation.
(2) Reflects the impact on only the properties owned by Sabra and does not reflect the impact of Sun’s guarantee of the leases.
(3) Pursuant to public statements made by Sun’s management, Sun estimates general and administrative reductions of $20.0 million.
(4) Sun’s consolidated EBITDAR coverage is 1.52, calculated by applying Sun’s consolidated EBITDAR after mitigation to Sun’s consolidated rent expense (including all Sun operations).

III. Sabra’s Portfolio & Primary Tenant

Strong occupancy and skilled mix trends in Sabra’s portfolio
Historical Skilled Nursing/ Healthcare Facilities Occupancy (1)
STRONG PORTFOLIO PERFORMANCE
Strong occupancy and skilled mix trends in Sabra’s portfolio
Historical Skilled Nursing/ Healthcare Facilities Occupancy
(1)
Historical Senior Housing Occupancy
(2)
90.0% 88.2% 88.8%
0% 20% 40% 60% 80% 100% 2009 2010 Q22010 Historical Portfolio Occupancy (%) Historical Overall Occupancy 39.4% 39.5% 39.7% 0% 10% 20% 30% 40% 50% 2009 2010 Q220 Historical Portfolio SNF Skilled Mix (%) Historical SNF Portfolio Skilled Mix (1) Skilled nursing and healthcare facilities include skilled nursing, multi-license designation and mental health facilities (80 properties). (2) Senior housing facilities include independent living, assisted living and CCRC facilities (7 properties). (3) Skilled mix is defined as the total Medicare and non-Medicaid managed care patient revenue divided by the total skilled nursing revenues for any given period.
90.0% 88.2% 89.0% 87.3%
20%
40%
60%
80%
100%
2009 2010 Q22010 Q22011
Historical Skilled Nursing/
Healthcare Facilities
Occupancy (%)
89.0% 87.3% 85.3% 86.6%
0%
20%
40%
60%
80%
100%
2009 2010 Q22010 Q22011
Historical Senior Housing
Occupancy (%)
(as of June 30, 2011)

PROPERTY DIVERSIFICATION (as of August 31, 2011) 1 Equity Investments: 92 total CCRC (total: Multi-Licensed Mental Health Assisted Living (total: 5) Skilled Nursing (total: 72) Independent Living (total: 1) Key real estate portfolio information (as of August 31, 2011) Investments: Equity Investments:  Skilled Nursing  Multi-License Designation  Assisted Living  Mental Health  Independent Living  CCRC  Acute Care Hospital TOTAL Equity Investments:

72
10
5
2

92
Debt Investments:
 Hillside Terrace
TOTAL Debt Investments:

TOTAL Investments: 93
Bed/ Unit Count (Equity Investments):

TOTAL Licensed Beds / Units
9,108
912
121
82
70
10,293
Facility EBITDAR Coverage(1)
:

1.64x
Debt investments – 1 total
Geographically diversified portfolio
senior housing ass
(1)
Based on trailing 3 months ended June 30, 2011 (calculated one months in arrears) for Sun, Texas Regional
Multi-Licensed Designation (total: 1)

Acute Care Hospital (total: 1)

(1)
Sabra had 88 equity investments in 20 states and 1 debt investment in 1 state as of June 30, 2011. The above includes the Cadia
Portfolio acquisition for a total of 93 investments in 22 states as of August 31, 2011.
(2)
The above information refers to Sabra’s licensed beds in 88 equity investments as of June 30, 2011 in addition to the licensed beds assumed in the Cadia Portfolio acquisition as of August 31, 2011. Licensed beds are the number of beds for which a license has been issued, which may vary in some instances from licensed beds available for use, which is used in the computation of occupancy.
Available beds for the 92 properties aggregated 9,956 as of August 31, 2011.
GEOGRAPHICALLY DIVERSE PORTFOLIO
93 investments in 22 states 10,293 licensed beds
(2)
(1)
Properties/ Facilities by State Beds/ Units by State

PRIMARY TENANT OVERVIEW
(as of June 30, 2011)
Key Sun portfolio information
(as of June 30, 2011)
Sun operates 199 inpatient centers in 25 states
Number of Centers: 199
Property Type:
 Skilled Nursing  Multi-License Designation  Assisted Living  Mental Health  Independent Living 165 (83%) 14 (7%) 10 (5%) 8 (4%) 2 (1%) Beds:  Licensed  Available 22,898 22,062 States: 25 As of 6/30/2011 Adjusted EBITDAR (000s) Margin For three months ended 6/30/2011 SNF Skilled Mix % (1) Occupancy % $67,361 13.8% 41.3% 86.4% Facilities with Specialty Units: (2)  RRS Units  Solana Units 68 47 (1) Skilled mix defined as number of Medicare and non-Medicaid skilled nursing revenues. (2) As of December 31, 2010.

FINANCIALLY SECURE PRIMARY TENANT

Attractive business profile

- Corporate guarantee across diverse healthcare services
  - Sun Healthcare Group, SunBridge Healthcare, CareerStaff, SolAmor Hospice, SunDance Rehabilitation

Strong operating performance

- $487.7 million in Revenue*
- $67.4 million in Adjusted EBITDAR*
- $31.4 million net operating cash flow**
- $7.7 million net free cash flow (1)**

Balance sheet strength

- $148.1 million of liquidity as of June 30, 2011(2)
- 0.54x Net Debt-to-Adjusted EBITDA ratio***

Transparency and visibility

- Public entity
- Sabra management team has substantial experience with Sun's operations

SUNHEALTHCARE
Caring is the Key in Life

* For the quarter ended June 30, 2011.
** For the six months ended June 30, 2011.
*** Based on net debt as of June 30, 2011 and annualized adjusted EBITDA for the six months ended June 30, 2011.
(1) Net free cash flow for Sun is defined as net operating cash flow less capital expenditures and principal payments under long-term debt agreement. Net free cash flow does not include the impact of reductions in annual estimated general and administrative expenses of $20.0 million and estimated reductions in annual capital expenditures of $20.0 million disclosed by Sun.
(2) Includes $59.6 million available under Sun's revolving credit facility.

SABRA HEALTH CARE REIT, INC.

19

V. Financial Overview

FINANCIAL HIGHLIGHTS
Income statement and other data
Revenues $ 18.8 $ 22.4 $ 36.4 $ 44.7
G&A costs 2.9 5.2 5.6 7.9
EBITDA 15.9 17.1 30.8 36.8
Net income 2.1 2.4 3.3 7.3
Adjusted EBITDA 17.4 20.9 33.6 41.9
FFO 8.4 9.6 15.7 21.7
AFFO 10.3 13.2 19.4 26.3
Normalized AFFO 10.3 13.2 19.7 26.6
Per share data:
Diluted EPS $ 0.08 $ 0.07 $ 0.13 $ 0.20
Diluted FFO 0.33 0.26 0.62 0.59
Diluted AFFO 0.40 0.36 0.76 0.71
Diluted Normalized AFFO 0.40 0.36 0.77 0.71
(1)
Pro Forma assumes the acquisitions of the Cadia Portfolio, TRMC, Hillside Terrace Note and Oak Brook along with the 11.7 mi l l ion share equity offering occurred on January 1, 2011.
Pro Forma (1) (Dollars in Mi l l ions , Except Per Share Data)
Actual Pro Forma (1) Actual For Three Months Ended June 30, 2011 For Six Months Ended June 30, 2011

FINANCIAL HIGHLIGHTS
Balance sheet and other data
Cash $ 3.5 $ 67.6
Real Estate, Gross Book Value 643.7 741.2
Real Estate, Asset Value
(2)
794.5 892.0
Mortgage Note Receivable 5.3 5.3
Total Debt 384.9 384.9
Total Equity 175.8 339.8
Capitalization 560.7 724.7
Liquidity 91.1 167.6
Debt Covenants
(3)
MAX Actual
Incurrence:
Total Debt/ Asset Value 60% 47% 40%
Secured Debt/ Asset Value 40% 20% 16%
Minimum Interest Coverage 2.00x 2.97x 2.97x
Maintenance:
Leverage Ratio 6.25x 5.25x 4.59x
Fixed Charge Coverage Ratio 1.75x 2.35x 2.69x
Tangible Net Worth $ 162.0 $ 266.6 $ 430.5
Unencumbered Assets/ Unsecured Debt 150% 167% 238%
Pro Forma (1) As of June 30, 2011 (1) Pro Forma assumes the acquisition of the Cadia Portfolio, TRMC, Hillside Terrace Note and Oak Brook along with the 11.7 million share equity offering occurred on June 30, 2011 (except for calculations of Minimum
Interest Coverage, Leverage Ratio and Fixed Charge Coverage Ratio which assume such transactions occurred on
January 1, 2011). (2) Actual based on cap rate of 9.75% and $70.2 million annual rental revenue. (3) Based on defined terms in notes indenture and credit agreement. (Dollars in Mi l l ions ) Pro Forma (1) Actual MIN As of June 30, 2011

Geographically
Diverse Portfolio
Attractive Industry
Fundamentals
Favorable Long-Term
Lease Structure
Strong Lease
Coverage
Strong Asset
Coverage
Financially Secure
Primary Tenant
Growth
Opportunities
Experienced
Management Team

Reconciliation of Net Income to EBITDA, Adjusted EBITDA, Funds from Operations (FFO),
Adjusted Funds from Operations (AFFO) and Normalized AFFO
Actual Pro Forma
(1)
Net income $ 2.1 $ 2.4 $ 3.3 $ 7.3
Interest expense 7.5 7.5 15.1 15.1
Depreciation and amortization 6.3 7.2 12.4 14.4
EBITDA $ 15.9 $ 17.1 $ 30.8 $ 36.8
Stock-based compensation 1.3 1.3 2.5 2.5
Acquisition pursuit costs 0.2 2.5 0.3 2.6
Adjusted EBITDA $ 17.4 $ 20.9 $ 33.6 $ 41.9
Net income $ 2.1 $ 2.4 $ 3.3 $ 7.3
Depreciation and amortization of real estate assets 6.3 7.2 12.4 14.4
Funds from Operations (FFO) $ 8.4 $ 9.6 $ 15.7 $ 21.7
Straight-line rental income adjustments (0.1) (0.7) (0.1) (1.5)
Acquisition pursuit costs 0.2 2.5 0.3 2.6
Stock-based compensation expense 1.3 1.3 2.5 2.5
Amortization of deferred financing costs 0.5 0.5 1.0 1.0
Adjusted Funds from Operations (AFFO) $ 10.3 $ 13.2 $ 19.4 $ 26.3
Start-up costs - - 0.3 0.3
Normalized AFFO $ 10.3 $ 13.2 $ 19.7 $ 26.6
(1)
Pro Forma assumes the acquisitions of the Cadia Portfolio, TRMC, Hillside Terrace Note and Oak Brook along with the 11.7 mi l l ion share equity offering occurred on January
1, 2011.
Pro Forma (1) (Dollars in Millions ) Actual Three Months Ended June 30, 2011 Six Months Ended June 30, 2011